                                                                                                          EXHIBIT 7.1
MONTHLY CERTIFICATEHOLDER'S STATEMENT

    First of America Credit Card Master Trust Series 1995-1

        Collection Period:                                                12/01/95 to
                                                                          12/31/95

        Distribution Date:                                                01/16/96
        Transfer Date:                                                    01/12/96


    Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the Pooling and
    Servicing Agreement"), among First of America Bank - Michigan, N.A., as Seller and Servicer
    (in its capacity as Servicer, "FOABM"), First of America Bank - Illinois, N.A., as Seller,
    and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 1995-1
    Supplement, dated as of June 1, 1995, FOABM as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First of America Credit Card Master Trust (the "Trust") during the previous month.  The information which is required to be prepared with respect to the
    Distribution Date of January 16, 1996, and with respect to the performance of the Trust during the month of December is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a
    "Certificate").  Certain other information is presented based on the aggregate amounts for the Trust as a whole.  Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 1995-1 Supplement.

A.  Information Regarding Distributions to the Class A Certificateholders

    1.  The total amount of the distribution to Class A Certificateholders per $1,000 original
        certificate principal amount                                                                       $5.4377778

    2.  The amount of the distribution set forth in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 original certificate principal amount                         $5.4377778

    3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000 original certificate principal amount                         $0.0000000

B.  Class A Investor Charge-Offs and Reimbursement of Charge-Offs






    1.  The Amount of Class A Investor Charge-Offs                                                         $0.0000000

    2.  The amount of Class A Investor Charge-Offs set forth in paragraph 1 above, per $1,000
        original certificate principal amount                                                              $0.0000000

    3.  The total amount reimbursed in respect of Class A Investor Charge-Offs                             $0.0000000

    4.  The amount set forth in paragraph 3 above, per $1,000 original certificate principal
        amount                                                                                             $0.0000000

    5.  The amount, if any, by which the outstanding principal balance of the Class A
        Certificates exceeds the Class A Invested Amount after giving effect to all transactions
        on such Distribution Date                                                                          $0.0000000

C.  Information Regarding Distributions to the Class B Certificateholders

    1.  The total amount of the distribution to Class B Certificateholders per $1,000 original
        certificate principal amount                                                                       $5.5444444

    2.  The amount of the distribution set forth in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000 original certificate principal amount                         $5.5444444

    3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000 original certificate principal amount                         $0.0000000

D.  Class B Investor Charge-Offs and Reimbursement of Charge-Offs

    1.  The Amount of Class B Investor Charge-Offs                                                         $0.0000000

    2.  The amount of Class B Investor Charge-Offs set forth in paragraph 1 above, per
        $1,000 original certificate principal amount                                                       $0.0000000

    3.  The total amount reimbursed in respect of Class B Investor Charge-Offs                             $0.0000000

    4.  The amount set forth in paragraph 3 above, per $1,000 original certificate principal
        amount                                                                                             $0.0000000

    5.  The amount, if any, by which the outstanding principal balance of the Class B
        Certificates exceeds the Class B Invested Amount after giving effect to all transactions
        on such Distribution Date                                                                          $0.0000000





    IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 12th day of January, 1996.

                                                           FIRST OF AMERICA BANK - MICHIGAN, N.A.,
                                                                as Seller and Servicer

                                                By:        FIRST OF AMERICA BANK CORPORATION
                                                                as Authorized Agent


                                                By:        /S/ JANET BUIS-MILLER
                                                Name:      Janet Buis-Miller
                                                Title:     Vice President and Division Controller

                                                     RECEIVABLES

    Beginning of the Month Principal Receivables                                                      $645,081,927.38
    Beginning of the Month Finance Charge Receivables                                                   $7,874,397.94
    --------------------------------------------------------------------------------                  ---------------
    Beginning of the Month Total Receivables                                                          $652,956,325.32

    Removed Principal Receivables                                                                               $0.00
    Removed Finance Charge Receivables                                                                          $0.00
    --------------------------------------------------------------------------------                  ---------------
    Removed Total Receivables                                                                                   $0.00

    Additional Principal Receivables                                                                            $0.00
    Additional Finance Charge Receivables                                                                       $0.00
    --------------------------------------------------------------------------------                  ---------------
    Additional Total Receivables                                                                                $0.00

    End of the Month Principal Receivables                                                            $665,678,836.30
    End of the Month Finance Charge Receivables                                                         $8,423,029.04
    --------------------------------------------------------------------------------                  ---------------
    End of the Month Total Receivables                                                                $674,101,865.34

    Special Funding Account Balance                                                                             $0.00
    Aggregate Invested Amount (all Master Trust Series)                                               $500,000,000.00
    End of Month Seller Amount                                                                        $165,678,836.30
    End of Month Seller Percentage                                                                              33.14%

                                               DELINQUENCIES AND LOSSES





    End of the Month Delinquencies                                                                     RECEIVABLES
                                                                                                     ---------------

        30 - 59 Days Delinquent                                                                         $7,482,350.45
        60 - 89 Days Delinquent                                                                         $4,180,382.91
        90+ Days Delinquent                                                                             $2,864,167.50
                                                                                                     ----------------

    Total 30+ Days Delinquent                                                                          $14,526,900.86

    Defaulted Amounts During the Month                                                                  $2,022,579.05

                                                   INVESTED AMOUNTS

    Class A Initial Invested Amount                                                                   $470,000,000.00
    Class B Initial Invested Amount                                                                    $30,000,000.00
    --------------------------------------------------------------------------------                  ---------------
    Total Initial Invested Amount                                                                     $500,000,000.00

    Class A Invested Amount                                                                           $470,000,000.00
    Class B Invested Amount                                                                            $30,000,000.00
    --------------------------------------------------------------------------------                  ---------------
    Total Invested Amount                                                                             $500,000,000.00

    Floating Allocation Percentage                                                                            77.5095%

    Principal Allocation Percentage                                                                           77.5095%

    Servicer Interchange Amount                                                                           $416,666.67
    Monthly Servicing Fee                                                                                 $416,666.67
    --------------------------------------------------------------------------------                  ---------------
    Total Servicing Compensation                                                                          $833,333.34

    Investor Default Amount                                                                             $1,567,690.91

                                               CLASS A AVAILABLE FUNDS

    Class A Floating Percentage                                                                                 94.00%

        Class A Finance Charge Collections                                          $6,459,656.49
        Other Amounts                                                                       $0.00





    Total Class A Available Funds                                                                       $6,459,656.49

        Class A Monthly Interest                                                    $2,555,755.56
        Class A Servicing Fee                                                         $391,666.67
        Class A Investor Default Amount                                             $1,473,629.45

    Total Class A Excess Spread                                                                         $2,038,604.81

    Required Amount                                                                                             $0.00

                                               CLASS B AVAILABLE FUNDS

    Class B Floating Percentage                                                                                  6.00%

        Class B Finance Charge Collections                                            $412,318.50
        Other Amounts                                                                       $0.00

    Total Class B Available Funds                                                                         $412,318.50

        Class B Monthly Interest                                                      $166,333.33
        Class B Servicing Fee                                                          $25,000.00
        Class B Investor Default Amount                                                $94,061.45

    Total Class B Excess Spread                                                                           $126,923.72

    Total Class B Items                                                                                         $0.00

                                                    EXCESS SPREAD

    Total Excess Spread                                                                                 $2,165,528.53

        Excess Spread Applied to the Required Amount                                        $0.00
        Excess Spread Applied to Class A Investor Charge-Offs                               $0.00
        Excess Spread Applied to Class B Items                                              $0.00
        Excess Spread Applied to Class B Investor Charge-Offs                               $0.00
        Excess Spread Applied to Cash Collateral Account                                    $0.00
        Excess Spread Applied to Monthly Cash Collateral Fee                           $15,133.33
        Excess Spread Applied to other amounts required under the Loan Agmt                 $0.00

    Total Excess Spread Eligible for Group 1                                                            $2,150,395.20

                                   SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS






    Excess Finance Charge Collections Allocated to Series 1995-1

        Excess Finance Charge Collections Applied to the Required Amount                    $0.00
        Excess Finance Charge Collections Applied to Class A Investor Charge-Offs           $0.00
        Excess Finance Charge Collections Applied to Class B Items                          $0.00
        Excess Finance Charge Collections Applied to Class B Investor Charge-Offs           $0.00
        Excess Finance Charge Collections Applied to Cash Collateral Account                $0.00
        Excess Finance Charge Collections Applied to Monthly Cash Collateral Fee            $0.00
        Excess Finance Charge Collections Applied to other amounts owed Cash                $0.00
        Collateral Depositor                                                                $0.00

    Total Excess Finance Charge Collections Eligible for Group 1                                                $0.00

                                                 YIELD AND BASE RATE

        Base Rate (Current Month)                                                         7.1247%
        Base Rate (Prior Month)                                                           6.9997%
        Base Rate (Two Months Ago)                                                        7.0622%

    Three Month Average Base Rate                                                                             7.0622%

        Portfolio Yield (Current Month)                                                  12.1004%
        Portfolio Yield (Prior Month)                                                    13.7144%
        Portfolio Yield (Two Months Ago)                                                 15.0317%

    Three Month Average Portfolio Yield                                                                      13.6155%

                                                PRINCIPAL COLLECTIONS

    Class A Principal Percentage                                                                                94.00%

        Class A Principal Collections                                              $72,110,059.50

    Class B Principal Percentage                                                                                 6.00%

        Class B Principal Collections                                               $4,602,769.76

    Total Principal Collections                                                                        $76,712,829.25

    Reallocated Principal Collections                                                                           $0.00





    Shared Principal Collections Allocable from other Series                                                    $0.00

                                                 CLASS A AMORTIZATION

        Controlled Amortization Amount                                                      $0.00
        Deficit Controlled Amortization Amount                                              $0.00

    Controlled Distribution Amount                                                                              $0.00

                                                 CLASS B AMORTIZATION

        Controlled Amortization Amount                                                      $0.00
        Deficit Controlled Amortization Amount                                              $0.00

    Controlled Distribution Amount                                                                              $0.00

                                                 INVESTOR CHARGE-OFFS

    Class A Investor Charge-Offs                                                                                $0.00
    Class B Investor Charge-Offs                                                                                $0.00

    Previous Class A Charge-Offs Reimbursed                                                                     $0.00
    Previous Class B Charge-Offs Reimbursed                                                                     $0.00

                                               CASH COLLATERAL ACCOUNT

    Required Cash Collateral Amount                                                                    $32,500,000.00

    Available Cash Collateral Amount                                                                   $32,500,000.00



                                                           FIRST OF AMERICA BANK - MICHIGAN, N.A.,
                                                                as Seller and Servicer

                                                By:        FIRST OF AMERICA BANK CORPORATION
                                                                as Authorized Agent


                                                By:        /S/ JANET BUIS-MILLER
                                                Name:      Janet Buis-Miller
                                                Title:     Vice President and Division Controller





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